                                                                       Exhibit 4
                                                                       ---------

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below hereby makes, constitutes and appoints Anthony J. DiNovi and Kent R. Weldon, acting individually, as such person's true and lawful attorney-in-fact and agent with full power of substitution and revocation for such person and in such person's name, place and stead, in any and all capacities, to execute, acknowledge, deliver and file any and all filings required by the Securities Exchange Act of 1934, as amended, including Section 13 of such Act, and the rules and regulations thereunder, and requisite documents, respecting securities of US LEC Corp., a Delaware corporation, that the undersigned beneficially owns, including but not limited to Schedule 13D and any amendments thereto.

     This power of attorney shall be valid with respect to any of the undersigned from the date hereof until revoked by such person.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, each of the undersigned has executed this instrument as of February 28, 2001.

THOMAS H. LEE NOMINEE TRUST

By: State Street Bank and Trust Company

By: /s/ Gerald Wheeler
    -----------------------
    Name: Gerald Wheeler
    Title: Vice President

/s/ David V. Harkins
---------------------------
DAVID V. HARKINS

/s/ Sheryll Harkins
---------------------------
THE HARKINS 1995 GIFT TRUST

/s/ Scott A. Schoen
---------------------------
SCOTT A. SCHOEN

/s/ C. Hunter Boll
---------------------------
C. HUNTER BOLL

/s/ Scott M. Sperling
---------------------------
SCOTT M. SPERLING

/s/ Anthony J. DiNovi
---------------------------
ANTHONY J. DINOVI

/s/ Thomas M. Hagerty
---------------------------
THOMAS M. HAGERTY

/s/ Warren C. Smith, Jr.
---------------------------
WARREN C. SMITH, JR.

/s/ Seth W. Lawry
---------------------------
SETH W. LAWRY

/s/ Kent R. Weldon
---------------------------
KENT R. WELDON

/s/ Terrence M. Mullen
---------------------------
TERRENCE M. MULLEN

/s/ Todd M. Abbrecht
---------------------------
TODD M. ABBRECHT

/s/ Charles A. Brizius
---------------------------
CHARLES A. BRIZIUS

/s/ Scott Jaeckel
---------------------------
SCOTT JAECKEL

/s/ Soren Oberg
---------------------------
SOREN OBERG

/s/ Thomas R. Shepherd
---------------------------
THOMAS R. SHEPHERD

/s/ Wendy L. Masler
---------------------------
WENDY L. MASLER

/s/ Andrew D. Flaster
---------------------------
ANDREW D. FLASTER

/s/ Charles Robins Trustee
---------------------------
ROBERT SCHIFF LEE 1988
IRREVOCABLE TRUST

/s/ Charles P. Holden
---------------------------
STEPHEN ZACHARY LEE BY CHARLES P.
HOLDEN UNDER POWER OF ATTORNEY
DATED MARCH 1, 2001.

/s/ Charles W. Robins
---------------------------
CHARLES W. ROBINS

/s/ James Westra
---------------------------
JAMES WESTRA

/s/ Adam A. Abramson
---------------------------
ADAM A. ABRAMSON

/s/ Joanne M. Ramos
---------------------------
JOANNE M. RAMOS

/s/ Nancy M. Graham
---------------------------
NANCY M. GRAHAM

/s/ Gregory A. Ciongoli
---------------------------
GREGORY A. CIONGOLI

/s/ Wm. Matthew Kelly
---------------------------
WM. MATTHEW KELLY

/s/ P. Holden Spaht
---------------------------
P. HOLDEN SPAHT

/s/ Kevin F. Sullivan
---------------------------
KEVIN F. SULLIVAN

/s/ Diane M. Barriere
---------------------------
DIANE M. BARRIERE

/s/ Kim H. Oakley
---------------------------
KIM H. OAKLEY